UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 24, 2017
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SABRE CORPORATION
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)
(682) 605-1000
(Registrant’s telephone number, including area code)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.06	Material Impairments

On May 24, 2017, Sabre Corporation (“Sabre”) concluded that, as required by U.S. generally accepted accounting principles, it expects to record a charge of approximately $80 million to $100 million, before taxes, for impairment of Sabre’s previously capitalized net costs and other assets, net of expected estimated recoverable fees and deferred revenue, associated with its contract with Air Berlin Plc & Co Luftverkehrs KG (“Air Berlin”). This impairment charge represents a non-cash expense in the second quarter of 2017. Sabre has notified Air Berlin that, given the substantial amount of uncertainty of reaching an agreement regarding the implementation of SaaS services pursuant to the contract, Sabre is commencing a formal resolution process, resulting in the charge. The contract provides for recoverability of at least a portion of capitalized net costs, which has been considered in the impairment assessment. Further, Sabre believes that its rights under the contract would entitle it to a termination fee that is substantially higher than the amount of this impairment charge. The impairment charge will result in a material impact on Sabre’s financial results, and related matters are expected to further adversely impact Sabre's future results of operations and cash flow.

Forward-Looking Statements

Any statements herein regarding Sabre that are not historical or current facts are forward-looking statements. These forward-looking statements convey Sabre’s current expectations or forecasts of future events. Forward-looking statements regarding Sabre involve known and unknown risks, uncertainties and other factors that may cause Sabre’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. Certain of these risks and uncertainties are described in the “Risk Factors,” “Forward-Looking Statements” and “Cautionary Note Regarding Forward-Looking Statements” sections of Sabre’s quarterly report on Form 10-Q for the period ended March 31, 2017, its annual report on Form 10-K for the year ended December 31, 2016, and any of Sabre’s other applicable filings with the Securities and Exchange Commission. Unless required by law, Sabre undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date hereof.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: May 24, 2017	By:	/s/ Richard A. Simonson
	Name:	Richard A. Simonson
	Title:	Executive Vice President and Chief Financial Officer